SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2008
                                                 -------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

              New Jersey             1-1031          22-0743290
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    (State or other jurisdiction  (Commission      (IRS Employer
          of incorporation)       File Number)   Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
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            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               RONSON CORPORATION
                                 FORM 8-K INDEX



                                                                            PAGE
                                                                            ----

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                3

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF
                  A REGISTRANT                                              3

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                         4

Item 1.01   Entry Into A Material Definitive Agreement.

On June 30, 2008, Ronson Corporation (the "Company") entered into a loan agreement with Louis V. Aronson II, the Company's President and CEO, in the amount of $225,000. The loan is unsecured, bears interest at the rate of the prime rate less 1/2%, and is due on demand. The terms of repayment are subject to a Subordination Agreement, attached hereto as Exhibit 10.1. between Mr. Aronson and Ronson Corporation and its subsidiaries.


Item 2.03 Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

(a) The contents of Item 1.01 of this Current Report on Form 8-K are hereby incorporated herein by reference.


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



Item 9.01         Financial Statements And Exhibits.

                  a)    Financial Statements of business acquired: None.
                        ------------------------------------------

                  b)    Pro Forma Financial Information: None.
                        --------------------------------

                  c)    Shell Company Transactions: None.
                        ---------------------------

                  d)    Exhibits:
                        ---------


                        Exhibit     Description
                        -------     -----------
                        Number
                        ------

                        10.1 Subordinated Demand Promissory Note dated June 30, 2008, by Ronson Corporation to Louis V. Aronson II.

                        10.2 Subordination Agreement dated June 30, 2008, by Louis V. Aronson II for the benefit of Wells Fargo Bank, N.A.



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation


                                                        /s/Daryl K. Holcomb
                                                        -----------------------
                                                        Daryl K. Holcomb
                                                        Vice President,
                                                        Chief Financial Officer
                                                        & Controller

Dated:  July 7, 2008


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